UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 22, 2024

LIBERTY LATIN AMERICA LTD.
(Exact Name of Registrant as Specified in Charter)

Bermuda	001-38335	98-1386359
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)
Clarendon House,
2 Church Street,
Hamilton HM 11, Bermuda
(Address of Principal Executive Office)
(303) 925-6000
(Registrant’s telephone number, including area code)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Class A Common Shares, par value $0.01 per share	LILA	The NASDAQ Stock Market LLC
Class C Common Shares, par value $0.01 per share	LILAK	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Between 2018 and 2020, Liberty Latin America Ltd. (the “Company”) had issued share appreciation rights (“SARs”) with seven-year contractual terms. In 2021, the Company changed its policy to provide that all new equity grants would have ten-year contractual terms in order to more closely align with common market practice. On October 22, 2024, the Compensation Committee (the “Compensation Committee”) of the Company’s Board of Directors (the “Board”) approved the extension of the expiration dates of SARs granted in 2018, 2019 and 2020 from the seventh anniversary to the tenth anniversary of the original grant dates to align with current Company and industry practice and to provide greater retention incentive to employees. The extension of the SAR expiration dates applies to all SARs that were granted in 2018, 2019 and 2020 and that remained outstanding as of October 22, 2024, including SARs that were granted in January 2018 to two members of the Board (Michael T. Fries and Charles H.R. Bracken) and certain other employees of the Company’s former parent company, Liberty Global Ltd.

The exercise prices of the 2018, 2019 and 2020 SARs will not change; they have exercise prices ranging from $18.15 to $21.58 (for 2018), $15.84 to $19.91 (for 2019) and $10.28 to $10.42 (for 2020) in Class A common shares and from $18.24 to $21.39 (for 2018), $15.83 to $20.03 (for 2019) and $10.23 to $10.48 (for 2020) in Class C common shares. For Messrs. Fries and Bracken, Balan Nair (the Company’s Chief Executive Officer), Christopher Noyes (the Company’s Chief Financial Officer) and John M. Winter (the Company’s Chief Legal Officer), the exact number of SARs, their exercise prices and new SAR expiration dates are shown in Form 4s filed on October 24, 2024. Messrs. Nair, Noyes and Winter were named executive officers in the Company’s 2024 proxy statement for its 2024 annual general meeting of shareholders. The Company’s other named executive officers joined the Company after 2020 and do not hold any SAR awards that were affected by the extension described above.

Item 9.01    Financial Statements and Exhibits

(d)        Exhibits.

Exhibit No.	Exhibit Name

101.SCH	XBRL Inline Taxonomy Extension Schema Document.
101.DEF	XBRL Inline Taxonomy Extension Definition Linkbase.
101.LAB	XBRL Inline Taxonomy Extension Label Linkbase Document.
101.PRE	XBRL Inline Taxonomy Extension Presentation Linkbase Document.
104	Cover Page Interactive Data File.* (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY LATIN AMERICA LTD.

By:	/s/ John M. Winter
John M. Winter
Senior Vice President, Chief Legal Officer & Secretary

Date: October 24, 2024